UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 03630)

Exact name of registrant as specified in charter:	Putnam California Tax Exempt Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code: (617) 292-1000

Date of fiscal year end: September 30, 2010

Date of reporting period: October 1, 2009 — September 30, 2010

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PCTEX

Putnam California Tax Exempt Income Fund

Annual report
9|30|10

A world of investing.℠

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
California Tax Exempt
Income Fund

Annual report
9 | 30 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Trustee approval of management contract	15

Other information for shareholders	19

Financial statements	20

Federal tax information	46

Shareholder meeting results	47

About the Trustees	48

Officers	50

Message from the Trustees

Dear Fellow Shareholder:

Even in the midst of a challenging economic recovery, bright spots are emerging. U.S. corporate balance sheets are strong, with companies delivering healthy profits and holding record amounts of cash. And the Federal Reserve Board recently indicated that it stands ready to add sufficient liquidity if needed to prevent a relapse into recession.

If there is a lesson to be gleaned from recent events, it is the easily overlooked risk of investors missing out on market surges, which can come swiftly. For example, U.S. stocks recorded their best September in 71 years. In today’s ever-changing investment environment, where markets can move quickly in either direction, we believe Putnam’s risk-focused, active-management approach is well suited for pursuing opportunities for our shareholders.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Potential for tax-advantaged high current income

When investing in tax-exempt bonds, opportunities come in all shapes and sizes. This is especially true for Putnam California Tax Exempt Income Fund, which explores the vast California municipal bond market, investing across a range of market sectors.

Municipal bonds can help investors keep more of their investment income while also financing important public projects such as schools, roads, and hospitals. Municipal bonds are typically issued by states and local municipalities, and they offer income that is generally exempt from federal income tax.

For residents of the state where the bond is issued, income is typically exempt from state and local income taxes as well. While the stated yields on municipal bonds are usually lower than those on taxable bonds, state tax exemption is a powerful advantage because state income tax can erode investment income significantly.

The fund combines bonds of differing credit quality to increase income potential. In addition to investing in high-quality bonds, the fund’s managers allocate a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk. When deciding whether to invest in a bond, the managers carefully consider the risks involved, including credit risk, interest-rate risk, and the risk that the bond will be prepaid.

The fund is backed by the resources of Putnam’s fixed-income organization, in which bond analysts conduct ongoing, rigorous research. Once a bond has been purchased, the managers continue to monitor developments that may affect the bond market, the sector, and the issuer of the bond.

The goal of their in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Consider these risks before investing:

The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield: The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2010.

Results for investors subject to lower tax rates would not be as advantageous.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Interview with your fund’s portfolio manager

Thalia Meehan

How did the fund and the municipal bond market perform for the 12-month period, Thalia?

For the fiscal year ended September 30, 2010, Putnam California Tax Exempt Income Fund’s class A shares advanced 5.64% at net asset value, in line with the 5.65% average return of its peer group, the Lipper California Municipal Debt Funds category. The fund’s return slightly trailed that of its broad-based benchmark, the Barclays Capital Municipal Bond Index, which returned 5.81% for the same period.

What was the market environment like during the year?

During the fund’s fiscal year, the financial markets experienced a broad-based recovery as investors began to reallocate money away from cash and other safe assets into longer-term and higher-risk investments. As the credit markets stabilized and risk tolerance increased, strong demand from yield-hungry investors pushed bond prices higher in the more credit-sensitive sectors of the municipal bond market.

By early 2010, however, the financial markets encountered new concerns — chief among them the growing European debt crisis and fears that it might derail the global economic recovery. Investors were also uncertain about the inevitable withdrawal of stimulus funds around the globe, and how this would affect growth. Those concerns subsided somewhat by the summer, as the European debt markets stabilized and the Federal Reserve Board again suggested that its easing policies would continue for an extended period. On the whole, after a choppy start to the calendar year, the third quarter of 2010 was fairly solid for municipal bonds.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/10. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

What were the economic and fiscal environments in California, and how did they affect the fund?

The macroeconomic picture in California has been very similar to the country’s as a whole: The economy has slowly begun to recover, which has been good news for California municipal bondholders. In 2009, the spreads on California general obligation, or G.O., bonds, increased sharply, meaning their yields versus similarly dated U.S. Treasuries rose. Since then, spreads on California G.O.s have tightened, which boosted returns.

That said, California does face significant budget challenges and may continue to capture media headlines into 2011. But it’s important for investors to remember that California is required to pass a balanced budget every year and no state can declare bankruptcy. And although it took a record-setting time to do so, California recently resolved its budget impasse for the current fiscal year. In the case of California, public debt payments are by law the state’s second-highest priority behind public education expenses.

What other factors influenced the municipal bond market during the period?

Build America Bonds, known as BABs, continued to have a significant impact. The BABs program began in early 2009 as part of the federal government’s stimulus package and allows states and municipalities to issue bonds in the taxable market, providing them with access to a wider range of investors. The federal government, in turn, subsidizes a portion of the interest payments, currently at 35%. As of September 30, 2010, nearly $73 billion worth of BABs had been issued year to date, representing 24% of all new bonds brought to market by municipalities.

Overall, the BABs program has been successful in lowering financing costs for states, while benefiting municipal bond investors by reducing the supply of

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

tax-exempt bonds in the market. This final point has led to improved supply and demand dynamics. Congress is currently considering extending the BABs program with a slightly lower federal subsidy, although it’s unclear whether such an extension will be acted upon by the lame-duck Congress.

We also think that the health-care reform legislation should be a modest positive for the tax-exempt bond market, because it contains a 3.8% tax on capital gains, unearned interest, and dividends for individuals with income over $200,000 or households with income over $250,000. Municipal bond income would not be subject to the tax, and any tax increase improves the attractiveness of tax-exempt funds. In addition, it is currently unclear whether any of the Bush Administration tax cuts — set to expire at the end of 2010 — will be extended, or which provisions will be preserved if Congress does act. Ultimately, we believe investors’ tax burden is likely to head higher, and that should make municipal bonds’ tax-exempt income even more attractive.

Turning back to the fund, which market segments helped performance during the 12-month period?

The biggest driver of performance was the fund’s overweight to securities rated A and BBB. Early in 2009, municipal bonds across the board looked extremely undervalued by historical standards, with wider spreads occurring in the lower-rated segments of the market. We targeted those opportunities by increasing the fund’s exposure to BBB-rated securities throughout 2009 and continued

Credit qualities are shown as a percentage of net assets as of 9/30/10. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time. Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

to do so more selectively in 2010. This generally helped performance during the period as these holdings performed well.

As the market recovered, the fund’s position in tobacco bonds rallied sharply, placing them among the top contributors in 2009. In 2010, we began reducing our exposure to tobacco bonds for two reasons: first, to lock in their strong performance, and second, we felt their fundamentals had become somewhat less attractive. That said, tobacco bond spreads — which measure the sector’s excess yield over similar U.S. Treasuries — are currently slightly wider than normal, and we believe certain opportunities still exist within the sector.

The fund’s position in California state G.O. bonds helped fund performance as spreads tightened in that segment of the market during the past 12 months. The same was also true of select holdings in Puerto Rico, where fundamentals improved over the period. Within revenue bonds, health care and transportation were two sectors that performed particularly well for the fund during the period as the economy continued to stabilize. Having a limited exposure to land-secured bonds — used to finance real-estate development projects — also helped performance.

What is your outlook for the municipal bond market?

While we believe the U.S. economy will continue recovering, growth could remain muted for some time. The volatility that returned to stock and bond markets this spring, aggravated by growing concerns over sovereign debt problems in Europe, appears unlikely to dissipate soon in our view. U.S. unemployment remains persistently high, while consumer and business spending has been sporadic, which has diminished many states’ tax revenues. However, we believe the real risk for most municipal bonds is not default risk, but “headline risk” posed by

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges will vary over time.

the ongoing media coverage of the state’s budgetary woes.

Overall, supply/demand technicals are supportive of the market, but over the near term, we believe the market will be tested by a likely increase in supply given uncertainty surrounding the BABs extension. We believe investment opportunities continue to exist in certain areas of the market, such as the BBB-rated segment, and, as always, we are monitoring the market closely, and will seek to take advantage of new opportunities as they develop.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan is Team Leader of Tax Exempt Fixed Income at Putnam. She holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul Drury and Susan  McCormack.

IN THE NEWS

With the pace of recovery slowing, the Federal Open Market Committee (FOMC) said that additional monetary policy easing may be necessary “before long.” According to the FOMC’s minutes from its September 21 meeting, several members noted that unless the pace of economic recovery strengthened, they “would consider taking appropriate action soon.” Members of the rate-setting FOMC viewed recent growth and inflation trends as unsatisfactory. Fed officials focused their discussion on a second round of buying U.S. Treasuries, also known as quantitative easing. The purchases are seen as a way to keep the economy from heading into a period of declining inflation and slow growth.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/10

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(4/29/83)		(1/4/93)		(7/26/99)		(2/14/95)		(1/2/08)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV

Annual average
(life of fund)	6.80%	6.65%	6.02%	6.02%	5.96%	5.96%	6.40%	6.27%	6.84%

10 years	59.52	53.24	49.62	49.62	47.65	47.65	55.00	49.86	60.86
Annual average	4.78	4.36	4.11	4.11	3.97	3.97	4.48	4.13	4.87

5 years	22.14	17.33	18.37	16.47	17.45	17.45	20.36	16.53	23.16
Annual average	4.08	3.25	3.43	3.10	3.27	3.27	3.78	3.11	4.25

3 years	14.90	10.25	12.52	9.54	12.39	12.39	13.78	10.05	15.85
Annual average	4.74	3.31	4.01	3.08	3.97	3.97	4.40	3.24	5.03

1 year	5.64	1.41	4.97	–0.03	4.95	3.95	5.34	1.86	6.01

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $14,962 and $14,765, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,986 at public offering price. A $10,000 investment in the fund’s class Y shares would have been valued at $16,086.

Comparative index returns For periods ended 9/30/10

	Barclays Capital Municipal	Lipper California Municipal Debt Funds
	Bond Index	category average*

Annual average (life of fund)	7.38%	6.84%

10 years	74.62	57.07
Annual average	5.73	4.61

5 years	28.41	20.04
Annual average	5.13	3.70

3 years	19.25	12.98
Annual average	6.04	4.13

1 year	5.81	5.65

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/10, there were 120, 113, 101, 82, and 3 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 9/30/10

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income [1]	$0.366691		$0.316911	$0.307159	$0.343901		$0.384109

Capital gains [2]	—		—	—	—		—

Total	$0.366691		$0.316911	$0.307159	$0.343901		$0.384109

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV

9/30/09	$7.93	$8.26	$7.92	$7.96	$7.91	$8.18	$7.94

9/30/10	7.99	8.32	7.98	8.03	7.97	8.24	8.01

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV

Current dividend rate [3]	4.45%	4.27%	3.81%	3.66%	4.17%	4.03%	4.66%

Taxable equivalent [4]	7.65	7.34	6.55	6.30	7.17	6.93	8.02

Current 30-day SEC yield [5]	N/A	3.81	3.33	3.17	N/A	3.56	4.18

Taxable equivalent [4]	N/A	6.55	5.73	5.45	N/A	6.12	7.19

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

4 Assumes maximum 41.86% federal and state combined tax rate for 2010. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal year
ended 9/30/09*	0.76%	1.40%	1.55%	1.05%	0.55%

Annualized expense ratio for the six-month period
ended 9/30/10†	0.75%	1.38%	1.53%	1.03%	0.53%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects projected expenses under a new management contract effective 1/1/10.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam California Tax Exempt Income Fund from April 1, 2010, to September 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.89	$7.14	$7.92	$5.34	$2.75

Ending value (after expenses)	$1,068.70	$1,065.30	$1,065.70	$1,067.30	$1,071.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2010, use the following calculation method. To find the value of your investment on April 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.80	$6.98	$7.74	$5.22	$2.69

Ending value (after expenses)	$1,021.31	$1,018.15	$1,017.40	$1,019.90	$1,022.41

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Barclays Capital Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met several times with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for certain funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 68th percentile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 50th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2009 (the first percentile representing the least expensive funds and the 100th percentile the most expensive funds). The Trustees also considered that your fund ranked in the 24th percentile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers, increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis on top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper California Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2009 (the first percentile representing the best-performing funds and the 100th percentile the worst-performing funds):

One-year period	32nd

Three-year period	38th

Five-year period	41st

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 122, 110 and 101 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing; distribution

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2010, Putnam employees had approximately $319,000,000 and the Trustees had approximately $60,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam California Tax Exempt Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam California Tax Exempt Income Fund (the fund), including the fund’s portfolio, as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam California Tax Exempt Income Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 10, 2010

The fund’s portfolio 9/30/10

Key to holding’s abbreviations

ABAG Association Of Bay Area Governments	G.O. Bonds General Obligation Bonds
AGM Assured Guaranty Municipal Corporation	NATL National Public Finance Guarantee Corp.
AGO Assured Guaranty, Ltd.	Radian Insd. Radian Group Insured
AMBAC AMBAC Indemnity Corporation	SGI Syncora Guarantee, Inc.
Cmnwlth. of PR Gtd. Commonwealth of	TAN Tax Anticipation Notes
Puerto Rico Guaranteed	U.S. Govt. Coll. U.S. Government Collateralized
COP Certificates of Participation	VRDN Variable Rate Demand Notes
FGIC Financial Guaranty Insurance Company

MUNICIPAL BONDS AND NOTES (99.4%)*	Rating**	Principal amount	Value

California (92.9%)
ABAG Fin. Auth. for Nonprofit Corps. Rev. Bonds
(Sharp Hlth. Care), 6 1/4s, 8/1/39	A3	$20,750,000	$23,272,163
(St. Rose Hosp.), Ser. A, 6s, 5/15/29	A–	5,625,000	5,973,919

Alameda, Corridor Trans. Auth. Rev. Bonds, Ser. A
NATL, 5 1/4s, 10/1/21	A	9,500,000	9,552,914
AMBAC, zero %, 10/1/19	A3	48,270,000	29,290,236

Anaheim, COP, NATL, 6.2s, 7/16/23	A	32,000,000	32,194,240

Anaheim, Pub. Fin. Auth. Rev. Bonds (Distr.
Syst.), NATL, 5s, 10/1/29	A1	1,945,000	2,026,962

Anaheim, Pub. Fin. Auth. Lease Rev. Bonds
(Cap. Appn. Sub. Impt.), Ser. C, AGM,
zero %, 9/1/30	AAA	1,290,000	394,611
(Cap. Appn. Sub. Pub. Impt.), Class C, AGM,
zero %, 9/1/22	AAA	6,500,000	3,438,760

Arcadia, Unified School Dist. G.O. Bonds
(Election of 2006), Ser. A, AGM, zero %, 8/1/18	AAA	1,500,000	1,065,390

Bay Area Toll Auth. of CA Rev Bonds, Ser. F,
5s, 4/1/31 T	Aa2	13,600,000	14,492,557

Burbank, Pub. Fin. Auth. Rev. Bonds (West Olive
Redev.), AMBAC, 5s, 12/1/26	BBB+	3,390,000	3,371,219

CA Rev. Bonds
(Catholic Hlth. Care West), Ser. A, 6s, 7/1/39	A2	10,500,000	11,358,690
(Adventist Hlth. Syst.-West), Ser. A, 5 3/4s, 9/1/39	A	10,500,000	10,983,105

CA Edl. Fac. Auth. Rev. Bonds
(CA College of Arts), 5s, 6/1/30	Baa3	1,825,000	1,789,084
(CA Lutheran U.), 5 3/4s, 10/1/38	Baa1	5,000,000	5,227,700
(Claremont Graduate U.), Ser. A, 5 1/8s, 3/1/28	A3	1,270,000	1,347,368
(Claremont Graduate U.), Ser. A, 5s, 3/1/31	A3	2,465,000	2,535,598
(Claremont Graduate U.), Ser. A, 5s, 3/1/42	A3	5,000,000	5,054,350
(Claremont Graduate U.), Ser. A, 6s, 3/1/38	A3	1,045,000	1,124,347
(Loyola-Marymount U.), Ser. A, 5 1/8s, 10/1/40	A2	2,955,000	3,081,415
(Lutheran U.), Ser. C, 4 1/2s, 10/1/19	Baa1	2,830,000	2,869,167
(Lutheran U.), Ser. C, 5s, 10/1/24	Baa1	1,250,000	1,268,025
(Lutheran U.), Ser. C, 5s, 10/1/29	Baa1	1,500,000	1,503,750
(U. of La Verne), Ser. A, 5s, 6/1/31	Baa2	1,970,000	1,925,222
(U. of the Pacific), 5 1/2s, 11/1/39	A2	1,250,000	1,344,150

MUNICIPAL BONDS AND NOTES (99.4%)* cont.	Rating**	Principal amount	Value

California cont.
CA Edl. Fac. Auth. Rev. Bonds
(U. of the Pacific), 5 1/4s, 11/1/29	A2	$1,265,000	$1,374,245
(U. of The Pacific), 5s, 11/1/25	A2	4,000,000	4,263,120
(U. of the Pacific), 5s, 11/1/30	A2	2,500,000	2,597,375
(U. of The Pacific), 5s, 11/1/36	A2	10,735,000	10,975,678
(U. Redlands), Ser. A, 5 1/8s, 8/1/38	A3	6,430,000	6,577,118

CA Hlth. Fac. Fin. Auth. Rev. Bonds
(CA-NV Methodist), 5s, 7/1/26	A–	1,745,000	1,775,328
(Catholic Hlth. Care West), Ser. J, 5 5/8s, 7/1/32	A2	2,750,000	2,854,363
(Cedars Sinai Med. Ctr.), 5s, 8/15/39	A2	14,170,000	14,361,578
(Cedars-Sinai Med. Ctr.), 5s, 11/15/34	AAA	6,250,000	6,336,813
(Cedars-Sinai Med. Ctr.), Ser. B, NATL,
5 1/8s, 8/1/27	A2	3,000,000	3,001,500
(Kaiser Permanente), Ser. A, 5 1/4s, 4/1/39	A+	4,025,000	4,072,737
(Providence Hlth. & Svcs.), Class C, 6 1/4s, 10/1/28	Aa2	3,350,000	3,794,980
(Providence Hlth. & Svcs.), Ser. C, 6 1/2s, 10/1/38	Aa2	5,500,000	6,243,160
(Sutter Hlth.), Ser. A, 5 1/4s, 11/15/46	Aa3	10,000,000	10,150,700
(Sutter Hlth.), Ser. A, 5s, 11/15/42	Aa3	2,300,000	2,329,417
Ser. B, AMBAC, 5s, 7/1/21	A2	3,500,000	3,510,675

CA Hsg. Fin. Agcy. Rev. Bonds
(Home Mtge.), Ser. H, FGIC, 5 3/4s, 8/1/30	A	10,000	10,008
(Home Mtge.), Ser. I, 4 7/8s, 8/1/41	A	5,000,000	4,195,350
(Home Mtge.), Ser. I, 4.6s, 8/1/21	A	5,000,000	4,729,950
(Home Mtge.), Ser. K, 4 5/8s, 8/1/26	A	2,500,000	2,290,225
(Home Mtge.), Ser. L, 5.2s, 8/1/28	A	4,500,000	4,568,085
(Home Mtge.), Ser. M, 4 3/4s, 8/1/42	A	8,050,000	6,890,237
(Multi-Fam. Hsg. III), Ser. B, NATL, 5 1/2s, 8/1/39	A1	1,650,000	1,509,635
Ser. J, 5 3/4s, 8/1/47	A	4,165,000	4,181,993

CA Infrastructure & Econ. Dev. Bank Rev. Bonds
(CA Indpt. Syst. Operator), Ser. A, 6 1/4s, 2/1/39	A1	12,000,000	12,947,520
(Oakland Unified School Dist. Fin.), 5s, 8/15/22	A2	4,985,000	4,967,054

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central CA)
5 1/4s, 2/1/46	Baa2	11,000,000	10,329,110
5 1/2s, 2/1/39	Baa2	9,000,000	8,922,690
5 1/4s, 2/1/37	Baa2	14,650,000	14,103,116

CA Muni. Fin. Auth. Rev. Bonds
(Biola U.), 5 7/8s, 10/1/34	Baa1	6,500,000	6,932,640
(Biola U.), 5.8s, 10/1/28	Baa1	220,000	235,558
(Eisenhower Med. Ctr.), Ser. A, 5 3/4s, 7/1/40	Baa1	11,050,000	11,381,058
(Loma Linda U.), 5s, 4/1/28	A2	2,000,000	2,026,520
(U. Students Coop Assn.), 5s, 4/1/22	BBB–	790,000	775,788

CA Muni. Fin. Auth. Sr. Living Rev. Bonds
(Pilgrim Place Claremont), Ser. A, 6 1/8s, 5/15/39	A–	5,835,000	6,106,503

CA Poll. Control Fin. Auth. Rev. Bonds (San Jose
Wtr. Co.), 5.1s, 6/1/40	A	4,500,000	4,638,150

CA Poll. Control Fin. Auth. VRDN (Pacific Gas &
Electric Corp.)
Ser. F, 0.25s, 11/1/26	A–1+	29,900,000	29,900,000
Ser. E, 0.25s, 11/1/26	VMIG1	700,000	700,000

MUNICIPAL BONDS AND NOTES (99.4%)* cont.	Rating**	Principal amount	Value

California cont.
CA Poll. Control Fin. Auth. Solid Waste Disp.
Rev. Bonds (Waste Management, Inc.)
Ser. A-2, 5.4s, 4/1/25	BBB	$7,500,000	$7,762,350
Ser. B, 5s, 7/1/27	BBB	4,500,000	4,528,665

CA Poll. Control Fin. Auth. Wtr. Fac. Rev. Bonds
(American Wtr. Cap. Corp.), 5 1/4s, 8/1/40	BBB+	4,000,000	4,079,680

CA State G.O. Bonds
6 1/2s, 4/1/33	A1	43,000,000	50,605,410
5 3/4s, 4/1/31	A1	40,620,000	44,529,675
5 1/2s, 3/1/26	A1	2,000,000	2,189,220
5 1/4s, 3/1/30	A1	5,000,000	5,308,400
5 1/4s, 3/1/30	A1	2,155,000	2,264,043
5 1/4s, 12/1/23	A1	10,750,000	11,577,213
5 1/8s, 3/1/25	A1	2,060,000	2,204,468
5 1/8s, 3/1/24	A1	2,435,000	2,626,805
5s, 10/1/29	A1	2,800,000	2,910,964

CA State Dept. of Wtr. Resources Rev. Bonds
AGM, 5 1/8s, 12/1/29 (Prerefunded 12/1/11)	AAA	115,000	121,354
(Central Valley), Ser. AE, 5s, 12/1/29	AAA	1,150,000	1,277,144

CA State Enterprise Auth. Swr. Fac. Rev. Bonds
(Anheuser-Busch), 5.3s, 9/1/47	BBB+	2,000,000	2,000,960

CA State Pub. Wks. Board Rev. Bonds
(Dept. of Dev. Svcs. — Porterville), Ser. C,
6s, 4/1/24	A2	3,615,000	3,996,780
(Dept. of Dev. Svcs. — Porterville), Ser. C,
6s, 4/1/27	A2	575,000	631,465
(Dept. of Ed. — Riverside Campus), Ser. B,
6 1/8s, 4/1/29	A2	490,000	536,261
(Dept. of Ed. — Riverside Campus), Ser. B,
6s, 4/1/24	A2	4,485,000	4,958,661
(Dept. of Ed. — Riverside Campus), Ser. B,
6s, 4/1/26	A2	2,625,000	2,898,314
(Regents U.), Ser. E, 5s, 4/1/27	Aa2	6,850,000	7,551,372
(Regents U.), Ser. E, 5s, 4/1/28	Aa2	8,290,000	9,087,913
(Regents U.), Ser. E, 5s, 4/1/29	Aa2	7,015,000	7,615,624
(Riverside Campus), Ser. B, 6s, 4/1/25	A2	1,755,000	1,949,489
(Trustees CA State U.), Ser. D, 6s, 4/1/26	Aa3	1,365,000	1,527,544
Ser. A-1, 5 1/2s, 3/1/25	A2	2,500,000	2,636,900
Ser. G-1, 5 3/4s, 10/1/30	A2	11,500,000	12,342,030
Ser. I-1, 6 1/8s, 11/1/29	A2	4,000,000	4,398,320

CA State Pub. Wks. Board Lease Rev. Bonds
Ser. A, NATL, 6 1/2s, 9/1/17	A2	28,000,000	31,457,720
(Dept. of Corrections-State Prisons), Ser. A,
AMBAC, 5s, 12/1/19	A2	17,250,000	18,271,028

CA State U. Rev. Bonds (Systemwide), Ser. A,
5 3/4s, 11/1/28	Aa2	5,000,000	5,782,700

CA Statewide Cmnty. Dev. Auth. COP (The Internext
Group), 5 3/8s, 4/1/30	BBB	15,300,000	14,912,298

CA Statewide Cmnty. Dev. Auth. 144A Rev. Bonds
(Front Porch Cmntys. & Svcs.), Ser. A, 5 1/8s, 4/1/37	BBB	9,500,000	8,649,370

MUNICIPAL BONDS AND NOTES (99.4%)* cont.	Rating**	Principal amount	Value

California cont.
CA Statewide Cmnty. Dev. Auth. Special Tax
Rev. Bonds
(Cmnty. Fac. Dist. No. 1-Zone 1C), 7 1/4s, 9/1/30	BB/P	$2,270,000	$2,317,942
(Citrus Garden Apt. Project — D1), 5 1/4s, 7/1/22	BBB	1,630,000	1,638,101
(Cmnty. Fac. Dist. No. 1-Zone 1B), zero %, 9/1/20	BB/P	1,225,000	587,363

CA Statewide Cmnty., Dev. Auth. Rev. Bonds
(American Baptist Homes West), 6 1/4s, 10/1/39	BBB–	4,500,000	4,605,480
(Catholic Hlth. Care West), Ser. A, 5 1/2s, 7/1/30	A2	12,000,000	12,541,080
(Enloe Med. Ctr.), 6 1/4s, 8/15/28	A–	5,000,000	5,552,650
(Enloe Med. Ctr.), 6 1/4s, 8/15/33	A–	7,500,000	8,107,725
(Henry Mayo Newhall Memorial Hosp.), 5s, 10/1/20	A–	1,055,000	1,120,294
(Henry Mayo Newhall Memorial Hosp.), 5s, 10/1/27	A–	3,685,000	3,765,849
(Irvine LLC-UCI East Campus), 6s, 5/15/40	Baa2	11,000,000	11,390,060
(Kaiser Permanente), Ser. B, 5 1/4s, 3/1/45	A+	14,000,000	14,090,860
(Kaiser Permanente), Ser. B, 5s, 3/1/41	A+	8,890,000	8,793,632
(Sr. Living — Presbyterian Homes), 7 1/4s, 11/15/41	BBB	6,000,000	6,666,840
(Sr. Living — Presbyterian Homes), Ser. A, 4
7/8s, 11/15/36	BBB	1,000,000	897,300
(Sutter Hlth.), Ser. A, 5s, 11/15/43	Aa3	4,820,000	4,834,846
(Sutter Hlth.), Ser. B, 5 1/4s, 11/15/48	Aa3	2,000,000	2,033,760
(Thomas Jefferson School of Law), Ser. A,
7 1/4s, 10/1/38	BB+	2,415,000	2,538,720
Ser. C, 5 1/4s, 8/1/31	A+	7,600,000	7,748,200

CA Statewide Fin. Auth. Tobacco Settlement Rev.
Bonds, Class B, 5 5/8s, 5/1/29	Baa3	3,055,000	3,042,658

CA Tobacco Securitization Agcy. Rev. Bonds
(Sonoma Cnty. Corp.), Ser. B, 5 1/2s, 6/1/30
(Prerefunded 6/1/12)	AAA/F	4,195,000	4,541,801
zero %, (5.25s, 12/1/18) 6/1/21 ††	Baa3	10,000,000	9,547,900

Carlsbad, Unified School Dist. G.O. Bonds, FGIC,
NATL, zero %, 11/1/21	AA	2,250,000	1,340,865

Castaic Lake, Wtr. Agcy. COP (Water Syst. Impt.),
AMBAC, zero %, 8/1/27	AA	10,000,000	3,968,500

Center, Unified School Dist. G.O. Bonds (Election
of 1991), Ser. D, NATL, zero %, 8/1/23	A	5,855,000	2,934,994

Chino Basin, Desalter Auth. Rev. Bonds, Ser. A,
AGO, 5s, 6/1/30	AAA	3,540,000	3,761,675

Chino Valley, Unified School Dist. G.O. Bonds
(Election of 2002), Ser. D, FGIC
zero %, 8/1/26	A1	4,415,000	1,864,852
zero %, 8/1/25	A1	3,945,000	1,774,382

Chula Vista, Cmnty. Fac. Dist. Special Tax Rev. Bonds
(No. 06-1 Eastlake Woods Area), 6.2s, 9/1/33	BBB/P	3,750,000	3,774,413
(No. 06-1 Eastlake Woods Area), 6.15s, 9/1/26	BBB/P	2,000,000	2,058,260
(No. 07-1 Otay Ranch Village Eleven),
5 7/8s, 9/1/34	BB+/P	2,465,000	2,401,576
(No. 07-1 Otay Ranch Village Eleven), 5.1s, 9/1/26	BB+/P	360,000	345,215

Chula Vista, Indl. Dev. Rev. Bonds (San Diego Gas)
Ser. C, 5 7/8s, 2/15/34	Aa3	2,600,000	3,013,348
Ser. D, 5 7/8s, 1/1/34	Aa3	5,000,000	5,794,900

MUNICIPAL BONDS AND NOTES (99.4%)* cont.	Rating**	Principal amount	Value

California cont.
Coast, Cmnty. College Dist. G.O. Bonds, NATL
zero %, 8/1/22	Aa2	$1,280,000	$722,202
zero %, 8/1/21	Aa2	4,500,000	2,696,085

Commerce, Joint Pwr. Fin. Auth. Tax Alloc. Bonds
(Redev. No. 1), Ser. A, AMBAC, 5s, 8/1/26	BBB+	250,000	236,380

Commerce, Redev. Agcy. Rev. Bonds (Project 1),
zero %, 8/1/21 (Escrowed to maturity)	AAA/P	66,780,000	38,335,727

Compton, Unified School Dist. G.O. Bonds
(Election of 2002), Ser. D, AMBAC
zero %, 6/1/18	A2	7,295,000	5,298,796
zero %, 6/1/17	A2	7,145,000	5,507,366

Contra Costa, Home Mtge. Fin. Auth. Rev. Bonds,
Ser. G, NATL, zero %, 9/1/17 (Escrowed to maturity)	A	35,000,000	21,782,250

Corona, Cmnty. Fac. Dist. Special Tax (No. 97-2
Eagle Glen), Ser. 97-2, 5 3/4s, 9/1/16	BBB+/P	2,395,000	2,407,646

Delano, COP (Delano Regl. Med. Ctr.), 5.6s, 1/1/26	BBB–	20,200,000	20,034,763

Duarte, COP, Ser. A
5 1/4s, 4/1/31	A1	7,000,000	7,007,560
5 1/4s, 4/1/24	A1	7,500,000	7,521,525

El Camino, Hosp. Dist. Rev. Bonds, Ser. A, AMBAC,
6 1/4s, 8/15/17 (Prerefunded 11/5/10)	AAA/P	9,650,000	11,147,777

Folsom Cordova, Unified School Dist. G.O. Bonds
(School Fac. Impt. Dist. No. 1), Ser. A, NATL,
zero %, 10/1/25	A+	1,505,000	672,223

Foothill/Eastern Corridor Agcy. Rev. Bonds (CA
Toll Roads)
5 3/4s, 1/15/40	Baa3	19,000,000	18,551,220
NATL, 5 3/8s, 1/15/14	A	5,000,000	5,063,700
Ser. A, 5s, 1/1/35	Baa3	2,000,000	1,773,960

Glendora, Unified School Dist. G.O. Bonds
(Election of 2005), Ser. B, AGO, zero %, 8/1/36	AAA	5,100,000	1,094,358

Golden State Tobacco Securitization Corp. Rev. Bonds
Ser. A-4, 7.8s, 6/1/42 (Prerefunded 6/1/13)	Aaa	6,075,000	7,205,983
Ser. 03 A-1, 6 1/4s, 6/1/33	Aaa	10,345,000	11,466,812
Ser. A-1, 5 3/4s, 6/1/47	BBB	2,000,000	1,515,420
Ser. A-1, 5 1/8s, 6/1/47	BBB	10,375,000	7,103,555
Ser. A-1, 5s, 6/1/33	BBB	24,340,000	19,169,940
Ser. A-1, 4 1/2s, 6/1/27	BBB	3,675,000	3,295,777
Ser. S-B, zero %, 6/1/47	BB	24,000,000	750,480
Ser. A, AMBAC, zero %, 6/1/24	Aa3	15,500,000	7,029,715
Ser. A, 4.55%, 6/1/22	AAA	4,085,000	4,090,025

Golden West, School Fin. Auth. Rev. Bonds,
Ser. A, NATL
zero %, 8/1/20	A	2,000,000	1,194,140
zero %, 2/1/20	A	2,480,000	1,520,141

Huntington Beach, Cmnty. Fac. Dist. Special Tax
(No. 2003-1 Huntington Ctr.)
5.85s, 9/1/33	BB/P	2,845,000	2,785,113
5.8s, 9/1/23	BB/P	1,000,000	999,940

MUNICIPAL BONDS AND NOTES (99.4%)* cont.	Rating**	Principal amount	Value

California cont.
Irvine Ranch, Wtr. Dist. VRDN, 0.28s, 4/1/33	VMIG1	$7,900,000	$7,900,000

Irvine, Impt. Board Act of 1915 G.O. Bonds
(Assmt. Dist. No. 03-19-Group 2), 5.45s, 9/2/23	BBB/P	1,000,000	1,012,210

Irvine, Impt. Board Act of 1915 Special Assmt. Bonds
(Dist. No. 00-18-Group 2), 5.6s, 9/2/22	BBB/P	5,000,000	5,041,050
(Dist. No. 00-18 Group 3), 5.55s, 9/2/26	BBB/P	1,825,000	1,831,205
(Dist. No. 04-20), 5s, 9/2/25	BB–/P	2,000,000	1,964,860
(Dist. No. 04-20), 5s, 9/2/21	BB–/P	1,000,000	994,970
(Dist. No. 04-20), 5s, 9/2/20	BB–/P	1,000,000	1,004,590
(Dist. No. 04-20), 5s, 9/2/19	BB–/P	1,000,000	1,016,300
(Dist. No. 04-20), 4 7/8s, 9/2/18	BB–/P	1,000,000	1,020,820
(Dist. No. 04-20), 4.8s, 9/2/17	BB–/P	1,000,000	1,022,370
(Dist. No. 04-20), 4.7s, 9/2/16	BB–/P	1,350,000	1,376,447
(Dist. No. 04-20), 4 5/8s, 9/2/15	BB–/P	1,290,000	1,318,638
(Dist. No. 04-20), 4 1/2s, 9/2/14	BB–/P	1,235,000	1,274,693
(Dist. No. 04-20), 4.4s, 9/2/13	BB–/P	1,180,000	1,220,981
(Dist. No. 04-20), 4.3s, 9/2/12	BB–/P	1,000,000	1,024,470

Irvine, Impt. Board Act of 1915 Ltd. Oblig. Special
Assmt. Bonds (No. 03-19 Group 4), 5s, 9/2/29	BB–/P	705,000	651,371

Las Virgenes, Unified School Dist. G.O. Bonds
Ser. A, AGM, 5s, 8/1/28	AAA	5,245,000	5,681,751
AGM, zero %, 11/1/23	AAA	1,395,000	744,665

Long Beach, Bond Fin. Auth. Rev. Bonds
(Natural Gas), Ser. A, 5 1/2s, 11/15/28	A2	5,000,000	5,217,450

Los Angeles, Cmnty. College Dist. G.O. Bonds
(Election of 2008), Ser. A, 6s, 8/1/33	Aa1	10,000,000	11,602,800

Los Angeles, Cmnty. Redev. Agcy. Fin. Auth. Rev.
Bonds (Bunker Hill), Ser. A, AGM, 5s, 12/1/27	AAA	16,000,000	16,869,280

Los Angeles, Harbor Dept. Rev. Bonds, U.S. Govt.
Coll., 7.6s, 10/1/18 (Escrowed to maturity)	AAA	16,565,000	20,230,834

Los Angeles, Unified School Dist. G.O. Bonds,
Ser. F, 5s, 7/1/29	Aa2	2,000,000	2,169,200

M-S-R Energy Auth. Rev. Bonds, Ser. A,
6 1/2s, 11/1/39	A	5,000,000	5,884,400

Metro. Wtr. Dist. Rev. Bonds (Southern CA Wtr.
Wks.), 5 3/4s, 8/10/18	Aa1	20,000,000	24,053,400

Modesto, High School Dist. Stanislaus Cnty., G.O.
Bonds, Ser. A, FGIC, NATL, zero %, 8/1/24	A1	1,200,000	607,176

Murrieta Valley, Unified School Dist. G.O. Bonds,
AGM, zero %, 9/1/31	AAA	6,445,000	1,918,934

Napa Valley, Cmnty. College Dist. G.O. Bonds
(Election of 2002), Ser. C, NATL
zero %, 8/1/22	AA–	5,000	2,713
zero %, 8/1/21	AA–	8,575,000	4,919,906

Natomas, Unified School Dist. G.O. Bonds, FGIC
zero %, 8/1/29	A	4,210,000	1,440,452
zero %, 8/1/22	A	1,500,000	800,190
zero %, 8/1/21	A	1,500,000	851,115

MUNICIPAL BONDS AND NOTES (99.4%)* cont.	Rating**	Principal amount	Value

California cont.
North Natomas, Cmnty. Fac. Special Tax Bonds
Ser. B, 6 3/8s, 9/1/31	BBB–/P	$6,260,000	$6,269,640
(Dist. No. 4), Ser. D, 5s, 9/1/33	BBB–/P	3,845,000	3,404,286
Ser. D, 5s, 9/1/26	BBB–/P	1,745,000	1,638,241

Oakland, Joint Powers Fin. Auth. VRDN (Fruitvale
Transit Village), Ser. B, 0.27s, 7/1/33	VMIG1	1,300,000	1,300,000

Oakland, Swr. Rev. Bonds, Ser. A, AGM, 5s, 6/15/26	AAA	3,690,000	3,886,603

Oakland, Unified School Dist. Alameda Cnty., G.O.
Bonds (Election of 2006), Ser. A, 6 1/8s, 8/1/29	A1	4,000,000	4,419,640

Orange Cnty., Cmnty. Fac. Dist. Special Tax Rev.
Bonds
(Ladera Ranch — No. 03-1), Ser. A, 5 5/8s, 8/15/34	BBB–/P	2,750,000	2,698,465
(Ladera Ranch No. 02-1), Ser. A, 5.55s, 8/15/33	BBB–/P	3,725,000	3,639,847
(Ladera Ranch — No. 03-1), Ser. A, 5 1/2s, 8/15/23	BBB–/P	1,000,000	1,002,810

Palomar Pomerado, Hlth. G.O. Bonds (Election
of 2004), Ser. A, AGO
zero %, 8/1/27	AAA	3,395,000	1,412,863
zero %, 8/1/26	AAA	5,000,000	2,236,500
zero %, 8/1/24	AAA	5,130,000	2,595,677

Pico Rivera, Pub. Fin. Auth. Lease Rev. Bonds
5 3/4s, 9/1/39	A+	6,000,000	6,350,880
5 1/2s, 9/1/31	A+	1,000,000	1,059,110

Placentia, Redev. Auth. Tax Alloc. Rev. Bonds,
Ser. B, 5 3/4s, 8/1/32	BBB+	3,000,000	2,909,100

Poway, Unified School Dist. G.O. Bonds (Election
of 2008), zero %, 8/1/29	Aa3	11,350,000	4,050,361

Poway, Unified School Dist. Cmnty. Facs. Special Tax
(Cmnty. Fac. Dist. No. 14-Del Sur), 5 1/4s, 9/1/36	B+/P	5,500,000	4,901,380

Rancho Cordova, Cmnty. Fac. Dist. Special Tax
(No. 2003-1 Sunridge Anatolia), 6.1s, 9/1/37	BBB–/P	1,485,000	1,372,749

Rancho Mirage, Joint Powers Fin. Auth. Rev. Bonds
(Eisenhower Med. Ctr.), Ser. A, 5s, 7/1/47	Baa1	12,000,000	11,021,400
(Eisenhower Med.), Ser. B, NATL, 4 7/8s, 7/1/22	Baa1	4,000,000	4,076,760

Redding, Elec. Syst. COP, NATL, 6.368s, 7/1/22
(Escrowed to maturity)	A	19,690,000	23,743,382

Redwood City, Redev. Agcy., TAN (Redev. Area
2-A), AMBAC, zero %, 7/15/22	A–	3,230,000	1,708,735

Richmond, JT Pwrs. Fin. Auth. Rev. Bonds (Lease
Civic Ctr.), AGO, 5 3/4s, 8/1/29	AAA	2,000,000	2,234,260

Rio Linda, Unified School Dist. G.O. Bonds
(Election of 2006), AGM, 5s, 8/1/31	AAA	6,000,000	6,343,800

Ripon, Redev. Agcy. Tax Alloc. (Cmnty. Redev.),
NATL, 4 3/4s, 11/1/36	Baa1	1,590,000	1,401,903

Riverside Cnty., Pub. Fin. Auth. COP, 5.8s, 5/15/29	BB+	4,250,000	3,735,538

Rohnert Pk., Cmnty. Dev. Agcy. Tax Alloc. Bonds
(Rohnert Redev.), NATL, zero %, 8/1/25	A	1,340,000	563,952

Roseville, Natural Gas Fin. Auth. Rev. Bonds
5s, 2/15/25	A2	2,000,000	2,030,660
5s, 2/15/21	A2	1,145,000	1,187,125
5s, 2/15/15	A2	2,435,000	2,613,023

MUNICIPAL BONDS AND NOTES (99.4%)* cont.	Rating**	Principal amount	Value

California cont.
Sacramento City Fin. Auth. TAN, Ser. A, FGIC,
NATL, zero %, 12/1/23	A	$15,815,000	$7,308,744

Sacramento Cnty., Arpt. Syst. Rev. Bonds
5s, 7/1/40	A2	2,650,000	2,734,376
Ser. A, AGM, 5s, 7/1/28	AAA	1,500,000	1,618,575
Ser. A, AGM, 5s, 7/1/26	AAA	5,000,000	5,451,250
Ser. A, AGM, 5s, 7/1/25	AAA	3,990,000	4,386,806

Sacramento, Special Tax Rev. Bonds (North Natomas
Cmnty. Fac.)
Ser. 01-03, 6s, 9/1/28	BBB/P	1,500,000	1,511,355
5.7s, 9/1/23	BBB–/P	4,905,000	4,955,914

Sacramento, City Fin. Auth. Tax Alloc. Bonds
Ser. A, FGIC, NATL, zero %, 12/1/22	A	7,500,000	3,706,950
(Cap. Appn.), Ser. A, FGIC, NATL, zero %, 12/1/19	A	5,000,000	3,033,300

Sacramento, Muni. Util. Dist. Elec. Rev. Bonds,
Ser. K, AMBAC, 5 1/4s, 7/1/24	A1	11,500,000	13,198,894

Sacramento, Muni. Util. Dist. Fin. Auth. Rev.
Bonds (Cosumnes), NATL, 5s, 7/1/19	A	1,070,000	1,155,044

San Bernardino, Cmnty. College Dist. G.O. Bonds
(Election of 2002), Ser. A, 6 1/4s, 8/1/33	Aa2	1,000,000	1,161,440

San Diego, Pub. Fac. Fin. Auth. Rev. Bonds
Ser. A, 5 1/4s, 3/1/40	A2	1,000,000	1,008,400
Ser. A, 5 1/4s, 9/1/35	A2	1,500,000	1,520,745
Ser. A, 5 1/4s, 3/1/25	A2	6,065,000	6,465,047
(Southcrest), Ser. B, Radian Insd., 5 1/8s, 10/1/22	Baa2	1,000,000	965,690
Ser. A, 5s, 9/1/26	A2	6,265,000	6,512,906

San Diego, Pub. Fac. Fin. Auth. Swr. Rev. Bonds,
Ser. A
5 1/4s, 5/15/29	Aa3	1,245,000	1,399,841
5 1/8s, 5/15/29	Aa3	7,885,000	8,706,775

San Diego, Redev. Agcy. Rev. Bonds (Centre City),
Ser. A, SGI, 5 1/4s, 9/1/15	A2	3,215,000	3,461,205

San Diego, Redev. Agcy. Tax Alloc. (Centre City),
Ser. A, SGI, 5s, 9/1/22	A2	4,665,000	4,799,632

San Diego, Unified School Dist. G.O. Bonds
Ser. C, zero %, 7/1/46	Aa1	19,000,000	2,188,230
(Election of 2008), Ser. C, zero %, 7/1/44	Aa1	15,000,000	1,943,250

San Francisco City & Cnty., Multi-Fam. Hsg. VRDN,
Ser. A, 0.25s, 8/1/30	A–1+	200,000	200,000

San Francisco, City & Cnty. Arpt. Comm. Rev.
Bonds (Intl. Arpt.)
Ser. 34D, AGO, 5 1/4s, 5/1/25	AAA	2,250,000	2,506,703
Ser. F, 5s, 5/1/40	A1	3,000,000	3,094,320
Ser. A, 4.9s, 5/1/29	A1	4,000,000	4,178,600

San Francisco, City & Cnty. Redev. Fin. Auth. Tax
Alloc. Bonds (Mission Bay South), Ser. D,
6 5/8s, 8/1/39	BBB	1,250,000	1,341,713

San Joaquin Hills, Trans. Corridor Agcy. Rev. Bonds
Ser. A, NATL, 5 3/8s, 1/15/29	A	3,000,000	2,799,570
(Toll Road), Ser. A, 5s, 1/1/33	Ba2	34,125,000	28,816,514

MUNICIPAL BONDS AND NOTES (99.4%)* cont.	Rating**	Principal amount	Value

California cont.
San Joaquin Hills, Trans. Corridor Agcy. Rev. Bonds
(Toll Road), Ser. A, NATL, zero %, 1/15/32	A	$25,000,000	$4,867,500
(Toll Road), Ser. A, NATL, zero %, 1/15/23	A	21,625,000	8,777,804

San Jose, Redev. Agcy. Tax Alloc. Bonds (Merged
Area Redev.), Ser. B, Radian Insd., 5s, 8/1/32	A2	3,935,000	3,919,181

San Jose, Redev. Agcy. Tax Alloc. Rev. Bonds,
Ser. B, 6 1/4s, 8/1/20	A2	5,025,000	5,719,757

San Juan, Basin Auth. Rev. Bonds (Ground Wtr.
Recvy.), AMBAC, 5s, 12/1/34	A/P	1,000,000	947,590

San Marcos, Pub. Fac. Auth. Rev. Bonds
5.8s, 9/1/27	Baa3	2,995,000	2,998,923
5.8s, 9/1/18	Baa3	1,635,000	1,646,331

San Mateo Cnty., Cmnty. College G.O. Bonds
(Election of 2005), Ser. A, NATL, zero %, 9/1/26	Aa1	4,000,000	1,820,760

Santa Barbara Cnty., Waterfront COP, AMBAC,
5s, 10/1/27	A3	4,590,000	4,729,995

Santaluz, Cmnty. Facs. Dist. No. 2 Special Tax
Rev. Bonds
(Impt. Area No. 1), Ser. B, 6 3/8s, 9/1/30	BBB/P	11,075,000	11,103,573
(Impt. Area No. 3), Ser. B, 6.2s, 9/1/30	BBB/P	495,000	495,599
(Impt. Area No. 3), Ser. B, 6.1s, 9/1/21	BBB/P	500,000	502,150

Saugus, Unified School Dist. G.O. Bonds, FGIC,
NATL, zero %, 8/1/24	A1	1,210,000	628,982

Semitropic, Impt. Dist. Wtr. Storage Rev. Bonds,
Ser. A, SGI, 5 1/8s, 12/1/35	AA	3,000,000	3,119,730

Sierra View, Hlth. Care Dist. Rev. Bonds
5 1/4s, 7/1/37	A/F	4,500,000	4,563,315
5 1/4s, 7/1/32	A/F	1,000,000	1,016,360

Solano, Cmnty. College Dist. G.O. Bonds (Election
of 2002), Ser. B, FGIC, NATL, zero %, 8/1/25	Aa3	9,020,000	4,275,841

Southern CA Pub. Pwr. Auth. Rev. Bonds
(Natural Gas No. 1), Ser. A, 5 1/4s, 11/1/24	A	2,850,000	2,962,233
(Natural Gas), Ser. A, 5 1/4s, 11/1/21	A	1,500,000	1,569,210
Ser. A, 5s, 7/1/35	AA–	2,000,000	2,148,200
(Windy Point/Windy Flats), Ser. 1, 5s, 7/1/28	AA–	10,000,000	11,175,800

Stockton, Redev. Agcy. Rev. Bonds (Stockton
Events Ctr.), FGIC, NATL, 5s, 9/1/28	A	1,500,000	1,544,925

Sunnyvale, Cmnty. Fac. Dist. Special Tax Rev.
Bonds, 7.65s, 8/1/21	B+/P	4,830,000	4,870,814

Sweetwater, High School COP, AGM, 5s, 9/1/27	AAA	7,840,000	8,204,482

Thousand Oaks, Cmnty. Fac. Dist. Special Tax Rev.
Bonds (Marketplace 94-1)
6 7/8s, 9/1/24	B/P	5,000,000	5,125,400
zero %, 9/1/14	B+/P	1,725,000	1,279,157

Tobacco Securitization Auth. of Southern CA
Rev. Bonds
Ser. A, 5 5/8s, 6/1/43 (Prerefunded 6/1/12)	Aaa	5,000,000	5,423,650
Class A1-SNR, 5 1/8s, 6/1/46	BBB	5,000,000	3,431,650
Ser. A1-SNR, 5s, 6/1/37	BBB	2,000,000	1,539,380

MUNICIPAL BONDS AND NOTES (99.4%)* cont.	Rating**	Principal amount	Value

California cont.
Torrance Memorial Med. Ctr. Rev. Bonds, Ser. A
6s, 6/1/22	A+	$1,500,000	$1,551,435
5 1/2s, 6/1/31	A+	2,000,000	2,032,400

Tracy, Operational Partnership, Joint Powers
Auth. Lease Rev. Bonds, AGO
6 3/8s, 10/1/38	AAA	2,200,000	2,494,756
6 1/4s, 10/1/33	AAA	3,000,000	3,383,340

Tuolumne Wind Project Auth. Rev. Bonds
(Tuolumne Co.), Ser. A
5 7/8s, 1/1/29	A1	6,000,000	6,805,140
5 5/8s, 1/1/29	A1	1,000,000	1,116,750

Turlock, Dist. Ser. A, 5s, 1/1/40	A1	8,000,000	8,305,200

Ventura Cnty., COP (Pub. Fin. Auth. III)
5 3/4s, 8/15/29	AA	1,500,000	1,670,460
5 3/4s, 8/15/28	AA	1,745,000	1,955,656

Vernon, Elec. Syst. Rev. Bonds, Ser. A,
5 1/8s, 8/1/21	A3	14,000,000	14,913,779

West Contra Costa, Unified School Dist. G.O.
Bonds, FGIC, NATL
zero %, 8/1/19	A	6,985,000	4,525,791
zero %, 8/1/18	A	7,010,000	4,822,319

West Kern, Cmnty. Coll. Dist. G.O. Bonds
(Election of 2004), Ser. B, SGI, zero %, 11/1/24	A+	2,395,000	1,094,946

			1,599,301,663
Puerto Rico (6.4%)
Children’s Trust Fund Tobacco Settlement Rev.
Bonds (Asset Backed Bonds), 5 5/8s, 5/15/43	BBB	4,000,000	3,705,600

Cmnwlth. of PR, G.O. Bonds
Ser. C, 6s, 7/1/39	A3	3,770,000	4,092,297
Ser. A, 5 1/4s, 7/1/34	A3	2,750,000	2,829,888

Cmnwlth. of PR, Aqueduct & Swr. Auth. Rev. Bonds,
Ser. A
6s, 7/1/44	Baa1	14,000,000	15,083,459
6s, 7/1/38	Baa1	7,350,000	7,973,207

Cmnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
Ser. AA, 5s, 7/1/28	A2	1,200,000	1,217,688
Ser. K, 5s, 7/1/13	A3	2,250,000	2,419,605

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env.
Control Facs. Rev. Bonds (Cogen. Fac.-AES),
6 5/8s, 6/1/26	Baa3	14,800,000	14,921,063

Cmnwlth. of PR, Infrastructure Fin. Auth. Special
Tax, Ser. B, 5s, 7/1/31	A3	5,000,000	5,051,800

Cmnwlth. of PR, Muni. Fin. Agcy. Rev. Bonds,
Ser. A, AGM
5 1/4s, 8/1/20	AAA	2,000,000	2,098,040
5 1/4s, 8/1/18	AAA	2,855,000	3,002,803

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.)
Ser. P, Cmnwlth. of PR Gtd., 6 1/8s, 7/1/23	A3	5,500,000	6,198,720
Ser. N, Cmnwlth. of PR Gtd., 5 1/2s, 7/1/25	A3	3,500,000	3,747,450

MUNICIPAL BONDS AND NOTES (99.4%)* cont.	Rating**	Principal amount	Value

Puerto Rico cont.
Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A, 6s, 8/1/42	A1	$19,500,000	$21,549,254
Ser. C, 5 1/4s, 8/1/41	A1	6,250,000	6,567,750

U. of PR Rev. Bonds
Ser. P, 5s, 6/1/26 (Puerto Rico)	Baa1	5,000,000	5,103,300
Ser. Q, 5s, 6/1/25 (Puerto Rico)	Baa1	5,000,000	5,115,800

			110,677,724
Virgin Islands (0.1%)
VI Pub. Fin. Auth. Rev. Bonds, Ser. A, 5s, 10/1/25	Baa2	2,000,000	2,091,200

			2,091,200

TOTAL INVESTMENTS

Total investments (cost $1,614,803,080)			$1,712,070,587

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2009 through September 30, 2010 (the reporting period).

* Percentages indicated are based on net assets of $1,722,926,623.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

T Underlying security in a tender option bond transaction. The security has been segregated as collateral for financing transactions.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on VRDN are the current interest rates at the close of the reporting period.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	18.3%
State government	16.6
Utilities	12.7
Local government	10.8

The fund had the following insurance concentration greater than 10% at the close of the reporting period (as a percentage of net assets):

NATL	11.7%

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$1,712,070,587	$—

Totals by level	$—	$1,712,070,587	$—

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 9/30/10

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,614,803,080)	$1,712,070,587

Cash	442,862

Interest and other receivables	21,087,279

Receivable for shares of the fund sold	2,599,361

Receivable for investments sold	1,465,000

Total assets	1,737,665,089

LIABILITIES

Distributions payable to shareholders	2,181,239

Payable for investments purchased	1,782,521

Payable for shares of the fund repurchased	1,905,273

Payable for compensation of Manager (Notes 2 and 5)	626,455

Payable for investor servicing fees (Note 2)	69,073

Payable for custodian fees (Note 2)	4,273

Payable for Trustee compensation and expenses (Note 2)	286,144

Payable for administrative services (Note 2)	3,480

Payable for distribution fees (Note 2)	933,457

Payable for floating rate notes issued (Note 1)	6,816,581

Other accrued expenses	129,970

Total liabilities	14,738,466

Net assets	$1,722,926,623

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,667,885,502

Undistributed net investment income (Note 1)	4,440,671

Accumulated net realized loss on investments (Note 1)	(46,667,057)

Net unrealized appreciation of investments	97,267,507

Total — Representing net assets applicable to capital shares outstanding	$1,722,926,623

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,627,228,539 divided by 203,619,543 shares)	$7.99

Offering price per class A share (100/96.00 of $7.99)*	$8.32

Net asset value and offering price per class B share ($15,928,135 divided by 1,994,851 shares)**	$7.98

Net asset value and offering price per class C share ($51,871,524 divided by 6,462,234 shares)**	$8.03

Net asset value and redemption price per class M share ($3,010,628 divided by 377,575 shares)	$7.97

Offering price per class M share (100/96.75 of $7.97)***	$8.24

Net asset value, offering price and redemption price per class Y share
($24,887,797 divided by 3,108,837 shares)	$8.01

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 9/30/10

INTEREST INCOME	$92,612,052

EXPENSES

Compensation of Manager (Note 2)	$7,713,928

Investor servicing fees (Note 2)	892,606

Custodian fees (Note 2)	31,356

Trustee compensation and expenses (Note 2)	125,122

Administrative services (Note 2)	80,244

Distribution fees — Class A (Note 2)	3,437,182

Distribution fees — Class B (Note 2)	179,765

Distribution fees — Class C (Note 2)	466,739

Distribution fees — Class M (Note 2)	15,477

Interest and fees expense (Note 1)	45,505

Other	370,635

Fees waived and reimbursed by Manager (Note 2)	(204,331)

Total expenses	13,154,228

Expense reduction (Note 2)	(7,765)

Net expenses	13,146,463

Net investment income	79,465,589

Net realized loss on investments (Notes 1 and 3)	(22,915,940)

Net unrealized appreciation of investments during the year	35,180,240

Net gain on investments	12,264,300

Net increase in net assets resulting from operations	$91,729,889

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/10	Year ended 9/30/09

Operations:
Net investment income	$79,465,589	$80,832,393

Net realized loss on investments	(22,915,940)	(4,019,342)

Net unrealized appreciation of investments	35,180,240	136,145,381

Net increase in net assets resulting from operations	91,729,889	212,958,432

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(260,246)	(1,062,827)

Class B	(4,010)	(28,851)

Class C	(7,234)	(22,109)

Class M	(486)	(2,813)

Class Y	(2,987)	(8,545)

From tax-exempt net investment income
Class A	(75,181,015)	(75,178,142)

Class B	(869,052)	(1,568,456)

Class C	(1,827,073)	(1,438,646)

Class M	(137,323)	(176,133)

Class Y	(946,699)	(660,656)

Redemption fees (Note 1)	560	2,145

Decrease from capital share transactions (Note 4)	(40,766,308)	(146,759,218)

Total decrease in net assets	(28,271,984)	(13,945,819)

NET ASSETS

Beginning of year	1,751,198,607	1,765,144,426

End of year (including undistributed net investment income of
$4,440,671 and $5,012,714, respectively)	$1,722,926,623	$1,751,198,607

The accompanying notes are an integral part of these financial statements.

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Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	on investments	distributions	fees [d]	end of period	value (%) [a]	(in thousands)	(%) [b]	net assets (%)	(%)

Class A
September 30, 2010	$7.93	.36	.07	.43	(.37)	—	(.37)	—	$7.99	5.64	$1,627,229	.76 [e]	4.74 [e]	15.57
September 30, 2009	7.30	.36	.62	.98	(.35)	—	(.35)	—	7.93	14.12	1,655,447	.80 [c,e]	4.98 [c,e]	26.11
September 30, 2008	8.04	.35	(.71)	(.36)	(.34)	(.04)	(.38)	—	7.30	(4.69)	1,666,074	.77 [e]	4.44 [e]	48.13
September 30, 2007	8.23	.35	(.17)	.18	(.34)	(.03)	(.37)	—	8.04	2.14	1,845,476.76		4.25	36.29
September 30, 2006	8.43	.34	(.01)	.33	(.34)	(.19)	(.53)	—	8.23	4.09	1,959,603.75		4.17	11.70

Class B
September 30, 2010	$7.92	.31	.07	.38	(.32)	—	(.32)	—	$7.98	4.97	$15,928	1.39 [e]	4.14 [e]	15.57
September 30, 2009	7.29	.31	.63	.94	(.31)	—	(.31)	—	7.92	13.37	29,276	1.44 [c,e]	4.35 [c,e]	26.11
September 30, 2008	8.04	.30	(.72)	(.42)	(.29)	(.04)	(.33)	—	7.29	(5.45)	49,316	1.41 [e]	3.79 [e]	48.13
September 30, 2007	8.22	.30	(.17)	.13	(.28)	(.03)	(.31)	—	8.04	1.63	76,150	1.40	3.60	36.29
September 30, 2006	8.42	.29	(.01)	.28	(.29)	(.19)	(.48)	—	8.22	3.46	120,918	1.39	3.52	11.70

Class C
September 30, 2010	$7.96	.30	.08	.38	(.31)	—	(.31)	—	$8.03	4.95	$51,872	1.54 [e]	3.95 [e]	15.57
September 30, 2009	7.33	.30	.63	.93	(.30)	—	(.30)	—	7.96	13.18	44,289	1.59 [c,e]	4.18 [c,e]	26.11
September 30, 2008	8.07	.29	(.71)	(.42)	(.28)	(.04)	(.32)	—	7.33	(5.40)	34,679	1.56 [e]	3.66 [e]	48.13
September 30, 2007	8.26	.28	(.17)	.11	(.27)	(.03)	(.30)	—	8.07	1.32	21,493	1.55	3.46	36.29
September 30, 2006	8.46	.28	(.01)	.27	(.28)	(.19)	(.47)	—	8.26	3.24	23,147	1.54	3.37	11.70

Class M
September 30, 2010	$7.91	.34	.06	.40	(.34)	—	(.34)	—	$7.97	5.34	$3,011	1.04 [e]	4.46 [e]	15.57
September 30, 2009	7.28	.34	.62	.96	(.33)	—	(.33)	—	7.91	13.81	3,775	1.09 [c,e]	4.69 [c,e]	26.11
September 30, 2008	8.03	.33	(.72)	(.39)	(.32)	(.04)	(.36)	—	7.28	(5.11)	4,358	1.06 [e]	4.14 [e]	48.13
September 30, 2007	8.21	.32	(.16)	.16	(.31)	(.03)	(.34)	—	8.03	1.97	4,998	1.05	3.95	36.29
September 30, 2006	8.41	.32	(.01)	.31	(.32)	(.19)	(.51)	—	8.21	3.79	6,115	1.04	3.87	11.70

Class Y
September 30, 2010	$7.94	.38	.07	.45	(.38)	—	(.38)	—	$8.01	6.01	$24,888	.54 [e]	4.95 [e]	15.57
September 30, 2009	7.31	.37	.63	1.00	(.37)	—	(.37)	—	7.94	14.34	18,410	.59 [c,e]	5.18 [c,e]	26.11
September 30, 2008 †	7.96	.28	(.66)	(.38)	(.27)	—	(.27)	—	7.31	(4.91) *	10,718	.42 *[e]	3.53 *[e]	48.13

* Not annualized.

† For the period January 2, 2008 (commencement of operations) to September 30, 2008.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class of the fund reflect a reduction as of the following amounts (Note 2):

Percentage of
average net assets

September 30, 2010	0.01%

September 30, 2009	<0.01

d Amount represents less than $0.01 per share.

e Includes interest and fee expense associated with borrowings which amounted to the following (Note 1):

Percentage of
average net assets

September 30, 2010	<0.01%

September 30, 2009	<0.01

September 30, 2008	<0.01

The accompanying notes are an integral part of these financial statements.

38	39

Notes to financial statements 9/30/10

Note 1: Significant accounting policies

Putnam California Tax Exempt Income Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal and California personal income tax as Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital by investing in a diversified portfolio of longer-term California tax-exempt securities. The fund may be affected by economic and political developments in the state of California.

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital. Effective August 2, 2010, a redemption fee will no longer apply to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from October 1, 2009 through September 30, 2010.

A) Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

C) Tender option bond transactions The fund may participate in transactions whereby a fixed-rate bond is transferred to a tender option bond trust (TOB trust) sponsored by a broker. The TOB trust funds the purchase of the fixed rate bonds by issuing floating-rate bonds to third parties and allowing the fund to retain the residual interest in the TOB trust’s assets and cash flows, which are in the form of inverse floating rate bonds. The inverse floating rate bonds held by the fund give the fund the right to (1) cause the holders of the floating rate bonds to tender their notes at par, and (2) to have the fixed-rate bond held by the TOB trust transferred to the fund, causing the TOB trust to collapse. The fund accounts for the transfer of the fixed-rate bond to the TOB trust as a secured borrowing by including the fixed-rate bond in the fund’s portfolio and including the floating rate bond as a liability in the Statement of assets and liabilities. At the close of the reporting period, the fund’s investments with a value of $14,492,557 were held by the TOB trust and served as collateral for $6,816,581 in floating-rate bonds outstanding. For the reporting period ended, the fund incurred interest expense of $16,945 for these investments based on an average interest rate of 0.25%.

D) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

E) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

F) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2010 the fund had a capital loss carryover of $15,117,621 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$766,815	September 30, 2016

12,478,683	September 30, 2017

1,872,123	September 30, 2018

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending September 30, 2011, $28,589,647 of losses recognized during the period November 1, 2009 to September 30, 2010.

G) Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of post-October loss deferrals, dividends payable and straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $801,507 to decrease undistributed net investment income, with a decrease to accumulated net realized losses of $801,507.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$115,798,704
Unrealized depreciation	(19,531,054)

Net unrealized appreciation	96,267,650
Undistributed tax-exempt income	6,621,910
Capital loss carryforward	(15,117,621)
Post-October loss	(28,589,647)
Cost for federal income tax purposes	$1,615,802,937

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.590% of the first $5 billion, 0.540% of the next $5 billion, 0.490% of the next $10 billion, 0.440% of the next $10 billion, 0.390% of the next $50 billion, 0.370% of the next $50 billion, 0.360% of the next $100 billion and 0.355% of any excess thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the lesser of (i) 0.50% of the average net assets or (ii) the following: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.34% of the next $5 billion and 0.33% of any excess thereafter.

Putnam Management has also contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed, through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.452% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $204,331 as a result of this limit.

Effective January 30, 2010, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (State Street). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,662 under the expense offset arrangements and by $6,103 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,259, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $162,286 and $382 from the sale of class A and class M shares, respectively, and received $6,432 and $4,576 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $192 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $254,867,902 and $312,617,088, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/10		Year ended 9/30/09

Class A	Shares	Amount	Shares	Amount

Shares sold	13,850,119	$107,555,397	14,418,551	$102,874,276

Shares issued in connection with
reinvestment of distributions	5,788,996	44,839,819	6,079,652	43,641,184

	19,639,115	152,395,216	20,498,203	146,515,460

Shares repurchased	(24,856,214)	(192,601,332)	(39,851,082)	(283,000,687)

Net decrease	(5,217,099)	$(40,206,116)	(19,352,879)	$(136,485,227)

	Year ended 9/30/10		Year ended 9/30/09

Class B	Shares	Amount	Shares	Amount

Shares sold	280,105	$2,166,631	267,162	$1,915,468

Shares issued in connection with
reinvestment of distributions	71,293	549,775	133,596	953,353

	351,398	2,716,406	400,758	2,868,821

Shares repurchased	(2,053,563)	(15,844,516)	(3,464,332)	(24,749,170)

Net decrease	(1,702,165)	$(13,128,110)	(3,063,574)	$(21,880,349)

	Year ended 9/30/10		Year ended 9/30/09

Class C	Shares	Amount	Shares	Amount

Shares sold	2,069,842	$16,127,453	2,033,280	$14,728,276

Shares issued in connection with
reinvestment of distributions	165,265	1,285,647	141,880	1,024,685

	2,235,107	17,413,100	2,175,160	15,752,961

Shares repurchased	(1,335,932)	(10,374,152)	(1,342,052)	(9,517,204)

Net increase	899,175	$7,038,948	833,108	$6,235,757

	Year ended 9/30/10		Year ended 9/30/09

Class M	Shares	Amount	Shares	Amount

Shares sold	19,479	$151,832	52,925	$372,900

Shares issued in connection with
reinvestment of distributions	11,430	88,310	17,880	127,907

	30,909	240,142	70,805	500,807

Shares repurchased	(130,630)	(995,140)	(191,721)	(1,374,425)

Net decrease	(99,721)	$(754,998)	(120,916)	$(873,618)

	Year ended 9/30/10		Year ended 9/30/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,505,193	$11,803,134	1,656,923	$11,986,615

Shares issued in connection with
reinvestment of distributions	93,599	726,183	81,187	584,441

	1,598,792	12,529,317	1,738,110	12,571,056

Shares repurchased	(808,621)	(6,245,349)	(885,147)	(6,326,837)

Net increase	790,171	$6,283,968	852,963	$6,244,219

Note 5: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the SEC) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 6: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

The fund has designated 99.66% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustees was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	156,783,547	5,889,534

Jameson A. Baxter	156,966,969	5,706,112

Charles B. Curtis	156,899,230	5,773,851

Robert J. Darretta	157,003,686	5,669,395

Myra R. Drucker	156,917,681	5,755,400

John A. Hill	156,959,764	5,713,317

Paul L. Joskow	156,957,784	5,715,297

Elizabeth T. Kennan *	156,821,492	5,851,589

Kenneth R. Leibler	156,949,465	5,723,616

Robert E Patterson	156,915,622	5,757,459

George Putnam, III	156,942,075	5,731,006

Robert L. Reynolds	156,984,001	5,689,080

W. Thomas Stephens	156,975,405	5,697,676

Richard B. Worley	156,881,993	5,791,088

* Dr. Kennan retired from the Board of Trustees of the Putnam funds effective June 30, 2010.

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

113,988,686	3,835,328	6,701,587	38,147,480

All tabulations are rounded to the nearest whole number.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	UniSource Energy
	Children’s Hospital of Denver.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Grantham, Mayo,
Born 1948	College, and a member of the Investment Committee of	Van Otterloo & Co.,
Trustee since 2004	the Kresge Foundation, a charitable trust. Advisor to the	LLC, an investment
	Employee Benefits Investment Committee of The Boeing	management company
Company. Retired in 2009 as Chair of the Board of Trustees
of Commonfund, a not-for-profit firm that manages assets
for educational endowments and foundations. Until July
2010, Advisor to RCM Capital Management and member of
the Board of Interactive Data Corporation.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics and Management,	and power services;
	Emeritus at the Massachusetts Institute of Technology	Exelon Corporation, an
	(MIT). Prior to 2007, served as the Director of the Center	energy company focused
	for Energy and Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC, an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2010, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments
Senior Vice President and Treasurer,	and Putnam Management
The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and
Senior Managing Director, Putnam Investments	Putnam Management
and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer and Principal	Since 1993
Accounting Officer	Vice President, Clerk and Assistant Treasurer,
Since 2007	The Putnam Funds
Managing Director, Putnam Investments and
Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Managing Director, Putnam Investments and	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk,
Managing Director, Putnam Investments,	Assistant Treasurer and Proxy Manager
Putnam Management and Putnam	Since 2000
Retail Management	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager,
Mark C. Trenchard (Born 1962)	The Putnam Funds
Vice President and BSA Compliance Officer
Since 2002	Susan G. Malloy (Born 1957)
Managing Director, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Prior to January 1, 2010, the fund was known as	Putnam Convertible Income-Growth Trust
Putnam International New Opportunities Fund	Equity Income Fund
Multi-Cap Growth Fund	George Putnam Balanced Fund
Prior to September 1, 2010, the fund was known as	Prior to September 30, 2010, the fund was known as
Putnam New Opportunities Fund	The George Putnam Fund of Boston
Small Cap Growth Fund	The Putnam Fund for Growth and Income
Voyager Fund	International Value Fund
Prior to January 1, 2010, the fund was known as
Blend	Putnam International Growth and Income Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset allocation
AMT-Free Municipal Fund	Income Strategies Fund
Tax Exempt Income Fund	Putnam Asset Allocation Funds — three
Tax Exempt Money Market Fund*	investment portfolios that spread your
Tax-Free High Yield Fund	money across a variety of stocks, bonds,
and money market investments.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	The three portfolios:
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Balanced Portfolio
and Pennsylvania	Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio
Absolute Return
Absolute Return 100 Fund	Putnam RetirementReady®
Absolute Return 300 Fund	Putnam RetirementReady Funds — 10
Absolute Return 500 Fund	investment portfolios that offer diversifi-
Absolute Return 700 Fund	cation among stocks, bonds, and money
market instruments and adjust to become
Global Sector	more conservative over time based on a
Global Consumer Fund	target date for withdrawing assets.
Global Energy Fund
Global Financials Fund	The 10 funds:
Global Health Care Fund	Putnam RetirementReady 2050 Fund
Global Industrials Fund	Putnam RetirementReady 2045 Fund
Global Natural Resources Fund	Putnam RetirementReady 2040 Fund
Global Sector Fund	Putnam RetirementReady 2035 Fund
Global Technology Fund	Putnam RetirementReady 2030 Fund
Global Telecommunications Fund	Putnam RetirementReady 2025 Fund
Global Utilities Fund	Putnam RetirementReady 2020 Fund
Putnam RetirementReady 2015 Fund
Putnam RetirementReady 2010 Fund
Putnam RetirementReady Maturity Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Myra R. Drucker	Mark C. Trenchard
Putnam Investment	Paul L. Joskow	Vice President and
Management, LLC	Kenneth R. Leibler	BSA Compliance Officer
One Post Office Square	Robert E. Patterson
Boston, MA 02109	George Putnam, III	Francis J. McNamara, III
	Robert L. Reynolds	Vice President and
Investment Sub-Manager	W. Thomas Stephens	Chief Legal Officer
Putnam Investments Limited	Richard B. Worley
57–59 St James’s Street		James P. Pappas
London, England SW1A 1LD	Officers	Vice President
Robert L. Reynolds
Marketing Services	President	Judith Cohen
Putnam Retail Management		Vice President, Clerk and
One Post Office Square	Jonathan S. Horwitz	Assistant Treasurer
Boston, MA 02109	Executive Vice President,
	Principal Executive	Michael Higgins
Custodian	Officer, Treasurer and	Vice President, Senior Associate
State Street Bank	Compliance Liaison	Treasurer and Assistant Clerk
and Trust Company
	Steven D. Krichmar	Nancy E. Florek
Legal Counsel	Vice President and	Vice President, Assistant Clerk,
Ropes & Gray LLP	Principal Financial Officer	Assistant Treasurer and
Proxy Manager
Independent Registered	Janet C. Smith
Public Accounting Firm	Vice President, Assistant	Susan G. Malloy
KPMG LLP	Treasurer and Principal	Vice President and
	Accounting Officer	Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson A. Baxter,	Vice President
Vice Chairman
Ravi Akhoury	Robert R. Leveille
Barbara M. Baumann	Vice President and
Charles B. Curtis	Chief Compliance Officer
Robert J. Darretta

This report is for the information of shareholders of Putnam California Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN045 264128 11/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

September 30, 2010	$50,591	$--	$5,800	$--
September 30, 2009	$50,657	$--	$5,800	$--

For the fiscal years ended September 30, 2010 and September 30, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $5,800 and $ 5,800 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

September 30, 2010	$ -	$ -	$ -	$ -
September 30, 2009	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam California Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: November 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: November 24, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: November 24, 2010